Exhibit 10.3

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of March 1, 2024 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by and among Global Esports Properties, LLC, a Delaware limited liability company (the “Grantor”), in favor of GameSquare Esports (USA), Inc., a Nevada corporation (the “Secured Party”).

WHEREAS, on the date hereof, the Grantor has entered into a Secured Promissory Note (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), with the Secured Party, pursuant to which the Secured Party, subject to the terms and conditions contained therein, is to otherwise extend credit to the Grantor; and

WHEREAS, under the terms of this Agreement, the Grantor desires to grant to the Secured Party a security interest in the Collateral, as defined herein, to secure any and all Secured Obligations, as defined herein.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. All capitalized terms used herein without definitions shall have the respective meanings set forth in the Loan Agreement. Unless otherwise defined herein, terms used herein that are defined in the Uniform Commercial Code as in effect from time to time in the State of Delaware (the “UCC”) shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

2. GRANT OF SECURITY INTEREST.

(a) For value received, the Grantor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Secured Obligations (as defined in Section 3 of this Agreement), a security interest in and pledges and assigns to the Secured Party the following properties, assets, and rights of the Grantor, wherever located, whether the Grantor now has or hereafter acquires an ownership or other interest or power to transfer, and all proceeds and products thereof, and all books and records relating thereto (all of the same being hereinafter called the “Collateral”):

(i) All accounts, chattel paper (whether tangible or electronic), goods (including inventory, equipment, fixtures, and any accessions thereto), software, instruments, investment property, securities, documents, deposit accounts, money, commercial tort claims (except such commercial tort claims asserted by Grantor or its affiliates against the Secured Party or its affiliates), letters of credit or letter-of-credit rights, supporting obligations, tax refunds, general intangibles (including payment intangibles) and all books, data and records pertaining to any Collateral, whether in the form of a writing, photograph, microfilm or electronic media, including but not limited to any computer-readable memory and any computer software necessary to process such memory;

(ii) (A) All copyrights (whether statutory or common law, registered or unregistered), works protectable by copyright, copyright registrations, copyright licenses, and copyright applications of Debtor, including, without limitation, all of Debtor’s right, title, and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights set forth on Schedule A; (B) all renewals, extensions, and modifications thereof; (C) all income, licenses, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (D) the right to sue for past, present, or future infringements of any of the foregoing; and (E) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor (the “Copyrights”);

(iii) (A) All trademarks, trademark licenses, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other business identifiers, all registrations, recordings, and applications thereof, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof; (B) all reissues, extensions, and renewals thereof; (B) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (D) the right to sue for past, present, and future infringements of any of the foregoing; (E) all rights corresponding to any of the foregoing throughout the world; and (F) all goodwill associated with and symbolized by any of the foregoing, in each case, whether now owned or hereafter acquired by Debtor (the “Trademarks”, and collectively with the Copyrights, the “Intellectual Property”);

(iv) All present and future distributions, income, increases, profits, benefits and property receivable, all cash or non-cash proceeds (including insurance proceeds), combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral described above;

(v) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against the manufacturer of, or claims against any other person or entity with respect to, all or any part of the Collateral heretofore described in this clause or otherwise; and

(vi) All present and future security for the payment to Grantor of any of the Collateral described above and goods which gave or will give rise to any such Collateral or are evidenced, identified, or represented therein or thereby.

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(vii) The description of the Collateral contained in this Section 2 shall not be deemed to permit any action prohibited by this Security Agreement or by the terms incorporated in this Security Agreement. Furthermore, notwithstanding any contrary provision, Grantor agrees that, if, but for the application of this paragraph, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. § 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar law in effect from time to time (each a “Fraudulent Conveyance”), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a Fraudulent Conveyance, and this Security Agreement is automatically amended to carry out the intent of this paragraph. If the Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Secured Party in writing of the details thereof and grant to the Secured Party in such writing, in form and substance satisfactory to the Secured Party, a security interest therein and in the proceeds thereof.

3. SECURED OBLIGATIONS. This Agreement secures the prompt and full performance and payment of all of the indebtedness, obligations, liabilities, and undertakings of the Grantor to the Secured Party, of any kind or description, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, voluntary or involuntary, now existing or hereafter arising (including, all interest, reasonable and documented fees (including attorneys’ fees), costs, and expenses that the Grantor is hereby or otherwise required to pay and perform pursuant to the Loan Agreement, this Agreement, by law or otherwise accruing before and after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-petition interest, fees or expenses is allowed in such proceeding), irrespective of whether for the payment of money, under or in respect of the Loan Agreement, this Agreement, including instruments or agreements executed and delivered pursuant thereto or in connection therewith (the “Secured Obligations”).

4. CHANGES IN LOCATION OF COLLATERAL. The Grantor hereby agrees to notify the Secured Party, in writing or via electronic communication, within three (3) business days upon any change in the location of any Collateral and provide the Secured Party with the new location of such Collateral.

5. CHANGES IN GRANTOR. The Grantor hereby agrees to notify the Secured Party, in writing or via electronic communication, at least fifteen (15) business days before any of the following actions: (a) change in the location of the Grantor’s place of business; (b) change in the Grantor’s name; (c) change in the Grantor’s type of organization; (d) change in the Grantor’s jurisdiction of organization; and (e) change in the Grantor’s corporate structure.

6. TRANSFER OF COLLATERAL. The Grantor shall not sell, offer to sell, assign, lease, license, or otherwise transfer, or grant, create, permit, or suffer to exist any option, security interest, lien, or other encumbrance in, any part of the Collateral (except for sales or leases of inventory or licenses of general intangibles in the ordinary course of business), without prior written approval from the Secured Party; provided, that, nothing in this Section 6 shall prohibit the Grantor from transferring, selling, or otherwise disposing of obsolete assets in the ordinary course of business.

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7. GRANTOR REPRESENTATIONS AND WARRANTIES. The Grantor hereby represents, warrants, and covenants that: (a) the Grantor owns or has good and marketable title to the Collateral and no other person or organization can make any claim of ownership of any kind on the Collateral; (b) the Grantor has the full power, authority and legal right to grant the security interest in the Collateral; (c) the Collateral is free from any and all claims, encumbrances, rights of setoff or any other security interest or lien of any kind except for the security interest in favor of the Secured Party created by this Agreement; (d) all of Grantor’s interests in the Grantor’s registered Trademarks, Trademark applications, registered Copyrights and Copyright applications are identified on Schedule A hereto (the “Registered IP”); (e) Grantor is the owner of the Registered IP included in the Collateral, free and clear of any liens; and (f) this Agreement creates in favor of the Secured Party a valid security interest in the Collateral, securing payment of the Secured Obligations, and, assuming Secured Party takes the actions necessary to perfect such security interest, such security interest is first priority. The Grantor will defend the Collateral against all claims and demands made by all persons claiming either the Collateral or any interest in it.

8. GRANTOR COVENANTS AND INSURANCE. The Grantor hereby grants to the Secured Party the right to enter the Grantor’s property to inspect the Collateral at any reasonable time, provided that the Secured Party gives the Grantor notice within two (2) business days of any inspection, however in no case shall notice be required if the Secured Party enters the Grantor’s property for the purposes of remedying a breach of this Agreement as provided in Section 10 of this Agreement. The Grantor agrees to: (a) maintain the Collateral in good order, repair, and condition at all times; (b) timely pay all taxes, judgments, levies, fees, or charges of any kind levied or assessed on the Collateral; (c) timely pay all rent or mortgage payments of any kind as applicable to any real property upon which any part of the Collateral is located; and (d) have and maintain at all times a hazard insurance policy on the Collateral underwritten by an insurance company, and in an amount, approved by the Secured Party, but in no way shall the amount of insurance be less than the replacement cost of the Collateral. The insurance procured in this Section shall contain a standard Lender’s Loss Payable Clause in favor of the Secured Party, and provide that the Secured Party will receive at least fifteen (15) business days’ notice of any cancellation of the policy. The Grantor hereby assigns to the Secured Party all rights to any proceeds of any insurance procured under this Section, and authorizes the Secured Party to receive such payments and execute any and all documents required to receive such payments. If the Grantor fails to provide for the insurance as set out in this Section, the Secured Party, in addition to any remedies as set out in Section 10 of this Agreement, may procure the requisite insurance on the Collateral on its own behalf and charge the Grantor with any and all costs of such procurement.

9. PERFECTION OF SECURITY INTEREST. The Grantor agrees that at any time and from time to time, at the reasonable expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary, or that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral. The Grantor hereby authorizes the Secured Party to file or record any document necessary to perfect, continue, amend, or terminate its security interest in the Collateral, including, but not limited to, any financing statements, including amendments, authorized to be filed under the UCC, without signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor also hereby ratifies any previously filed documents or recordings regarding the Collateral, including but not limited to, any and all previously filed financing statements.

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10. REMEDIES. If an Event of Default shall have occurred and be continuing, the Secured Party may do any or all of the following: (a) declare all Secured Obligations immediately due and payable; (b) enter the Grantor’s property where the Collateral is located and take possession of the Collateral without demand or legal process; (c) require the Grantor to assemble and make available the Collateral at a specific time and place designated by the Secured Party; (d) sell, lease, or otherwise dispose of the Collateral at any public or private sale in accordance with the law; and (e) enforce payment of the Secured Obligations and exercise any rights and remedies available to the Secured Party under law, including, but not limited to, those rights and remedies available to the Secured Party under Article 9 of the UCC.

11. SECURED PARTY RIGHTS. Any and all rights of the Secured Party provided by this Agreement are in addition to any and all rights available to the Secured Party by law, and shall be cumulative and may be exercised simultaneously. No delay, omission, or failure on the part of the Secured Party to exercise or enforce any of its rights or remedies, either granted under this Agreement or by law, shall constitute an estoppel or waiver of such right or remedy or any other right or remedy. Any and all rights of the Secured Party provided by this Agreement shall inure to the benefit of its successors and assigns.

12. TERMINATION. Upon payment in full of the Secured Obligations, the security interests created by this Agreement shall terminate and Secured Party shall promptly execute and deliver to Grantor such documents and instruments requested by Grantor to evidence such termination.

13. SEVERABILITY AND MODIFICATION. If any of the provisions in this Agreement is determined to be invalid, illegal, or unenforceable, such determination shall not affect the validity, legality, or enforceability of the other provisions in this Agreement. No waiver, modification or amendment of, or any other change to, this Agreement will be effective unless done so in a separate writing signed by the Secured Party.

14. NOTICES. Any notice or other communication required or permitted to be given under this Agreement, including, without limitation, notices under Section 4 and Section 5 of this Agreement, shall be given and shall become effective in accordance with the Loan Agreement.

15. ENTIRE AGREEMENT. This Agreement (including all documents referred to herein) represents the entire agreement between the Grantor and the Secured Party, and supersedes all previous understandings and agreements between the Grantor and the Secured Party, whether oral or written, regarding the subject matter hereof.

16. JURISDICTION. This Agreement will be interpreted and construed according to the laws of the State of Delaware, including, but not limited to, the UCC, without regard to choice-of-law rules in any jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned Grantor and Secured Party have executed this Security Agreement as of the date first above written.

GRANTOR
Global Esports Properties, LLC, as Grantor

By:
Name:	Jason Lake
Title:	President

SECURED PARTY
GameSquare Esports (USA), Inc., as Secured Party

By:
Name:	Justin Kenna
Title:	President

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